Exhibit 99.1

NANO Nuclear’s KRONOS MMR™ Program Advances as U.S. NRC Initiates Formal Review Activities with University of Illinois Urbana-Champaign and NANO Nuclear Energy

Meeting with NRC kicks off review activities and marks continued regulatory progress following acceptance of the KRONOS MMR™ Construction Permit Application and supports previously disclosed expectations for initial construction activities to begin in the second half of 2027

New York, N.Y., June 25, 2026 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear micro modular reactor and technology company focused on developing clean energy solutions, today announced continued progress in the U.S. Nuclear Regulatory Commission’s (“NRC”) review of the Construction Permit Application (“CPA”) for deployment of NANO Nuclear’s KRONOS MMR™ Energy System at the University of Illinois Urbana-Champaign (“U. of I.”).

On June 23, 2026, the NRC publicly announced that it had met with representatives from U. of I. and NANO Nuclear to mark the start of its review of the CPA and the planned KRONOS MMR™ research reactor project on the U. of I. campus.

The meeting follows the agency’s formal acceptance of the KRONOS MMR™ CPA for review on May 18, 2026. Acceptance of the CPA initiated the NRC’s formal environmental, safety and technical review process for the planned deployment of the KRONOS MMR™ system at U. of I., representing a major advancement toward regulatory licensing, construction and future deployment of the reactor system.

The meeting also provided additional visibility into NRC’s anticipated review schedule, indicating that the environmental assessment is expected to be completed in the Spring of 2027 and the safety evaluation in early Fall of 2027. NANO Nuclear believes these projected review milestones are consistent with the Company’s previously disclosed expectation, announced following NRC acceptance of the CPA, that the formal NRC review process could be completed during 2027, providing the opportunity for initial construction activities on the U. of I. campus to commence during the second half of 2027, subject to regulatory approvals and other customary project requirements.

NANO Nuclear believes the commencement of formal NRC review activities further reinforces the KRONOS MMR™ system’s position as the first commercially-ready microreactor developer and among a select group of advanced reactor programs progressing through the formal U.S. regulatory licensing process and highlights the Company’s broader strategy of accelerating commercialization through regulatory engagement, engineering advancement and strategic partnerships.

Figure 1: Representatives from the U.S. Nuclear Regulatory Commission, University of Illinois Urbana-Champaign and NANO Nuclear Energy during the NRC review kickoff meeting announced on June 23, 2026. Credit: U.S. Nuclear Regulatory Commission.

“The commencement of formal NRC review activities represents an important progression in the licensing process for the KRONOS MMR™ system,” said Milos Atz, Director of Safety Analysis at NANO Nuclear Energy. “With the Construction Permit Application now under formal review, NRC staff can begin detailed evaluation of the environmental, safety and technical information supporting the proposed deployment at the University of Illinois. We view this latest engagement as another indication that the project is advancing through the regulatory process as anticipated, and we look forward to continuing our support of the NRC review activities in the months ahead.”

“The NRC’s announcement that review activities are now underway demonstrates continued forward momentum for the KRONOS MMR™ program following acceptance of the Construction Permit Application,” said James Walker, Chief Executive Officer of NANO Nuclear Energy. “We are encouraged that the review schedule outlined by the NRC appears generally consistent with the timeline assumptions we previously communicated following acceptance of the application. Our team remains focused on supporting the NRC review process, advancing engineering activities and continuing preparations necessary to position the project for successful deployment at the University of Illinois. We believe each step forward in the regulatory process further strengthens KRONOS MMR™’s position among the most advanced commercially focused microreactor programs in the United States.”

KRONOS MMR™, NANO Nuclear’s lead microreactor project, is a proprietary, stationary, high-temperature gas-cooled microreactor under development, designed to provide clean, reliable energy for applications including data centers, industrial facilities, remote communities and mining projects, military installations and process heat applications across a variety of end markets.

About NANO Nuclear Energy, Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is a North American advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel supply chain, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include the proprietary KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign, “ZEUS”, a portable solid core battery reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, bolstered by the May 2026 acquisition of Secured Transportation Services (STS), is led by former executives from the largest transportation company in the world and provides nuclear engineering and materials transport services in the U.S. and globally. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

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Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management and collaborators in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “explore,” “plans”, “aim,” “goal,” “believes”, “potential”, “will”, “should”, “could”, “would” or “may” or derivations of these words and other words of similar meaning about the future. In this press release, forward-looking statements include those relating to the timeline for the NRC’s review of the CPA and the anticipated commencement of construction the KRONOS MMR™ prototype at the U. of I., as well as statements regarding the Company’s development, regulatory and commercial plans generally. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”), U.S. Nuclear Regulatory Commission (“NRC”), Canadian Nuclear Safety Commission (“CNSC”) or related state or other U.S. or non-U.S nuclear licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complementary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE, and the NRC, including those associated with the recently enacted ADVANCE Act and the May 23, 2025 Executive Orders seeking to streamline nuclear regulation, and (vi) similar risks and uncertainties associated with the operating a developing business a highly regulated, competitive and rapidly evolving industry, including that our plans may change and we may use our cash on hand faster or in different ways than anticipated as our business requires. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.